                                                                  Exhibit 99.4

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
                                                 SCHEDULE II

                                                 SOLUTIA INC.

                                       VALUATION AND QUALIFYING ACCOUNTS
                              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                             (Dollars in Millions)

                  COLUMN A                  COLUMN B              COLUMN C             COLUMN D       COLUMN E
     ----------------------------------  --------------  ---------------------------  -----------  --------------

                                                                  Additions
                                                         ---------------------------
                                                            (1)
                                           Balance at    Charged to         (2)
                                          beginning of   costs and      Charged to                 Balance at end
                Description                   year        expenses    other accounts   Deductions    of period
     ----------------------------------  --------------  -----------  --------------  -----------  --------------
YEAR ENDED DECEMBER 31, 2006

     Valuation accounts for doubtful
       receivables                           $  7           $ 1           $ (1)           $ -            $  7

     Restructuring reserves                     4            17              -             16               5

YEAR ENDED DECEMBER 31, 2005

     Valuation accounts for doubtful
       receivables                           $ 11           $ 5           $ (9)           $ -            $  7

     Restructuring reserves                    17            27              -             40               4

YEAR ENDED DECEMBER 31, 2004

     Valuation accounts for doubtful
       receivables                           $ 14           $ 2           $ (5)           $ -            $ 11

     Restructuring reserves                    18            22              -             23              17
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